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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported): September 17, 2002



                               Ocean Energy, Inc.
             (Exact name of registrant as specified in its charter)



        Delaware                     01-08094                   74-1764876
(State of Incorporation)     (Commission File Number)        (I.R.S. Employer
                                                          Identification Number)


         1001 Fannin, Suite 1600
             Houston, Texas                                 77002
  (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (713) 265-6000


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ITEM 5.    OTHER EVENTS

      On September 17, 2002, Ocean Energy, Inc., a Delaware corporation (the "Company"), entered into a Purchase Agreement, filed herewith as Exhibit 1.1 and incorporated herein by reference, with the underwriters named therein with respect to the issue and sale by the Company of $400,000,000 aggregate principal amount of 4.375% Senior Notes due October 1, 2007 (the "Senior Notes") in an underwritten public offering. The Senior Notes are expected to be issued on September 20, 2002 pursuant to the Company's Senior Indenture dated as of September 28, 2001 among the Company, Ocean Energy, Inc. (a Louisiana corporation), as guarantor, and The Bank of New York, as trustee. The Senior Notes, the terms and form of which are filed herewith as part of Exhibit 4.1 and incorporated herein by reference, were registered under the Securities Act of 1933, as amended.

      The net proceeds from the sale of the Senior Notes are estimated to be approximately $396 million, after deducting underwriting discounts and commissions and expenses associated with the offering thereof. The Company intends to use these proceeds to repay indebtedness under the Company's revolving credit facility.

      The Company files herewith those exhibits listed in Item 7(c) below relating to its Registration Statement on Form S-3 (File No. 333-67136) as filed with the Securities and Exchange Commission on August 9, 2001, and as amended on August 24, 2001.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit No.      Description of Exhibit
-----------      ----------------------

      1.1 Purchase Agreement dated as of September 17, 2002 by and among the Company and the underwriters named therein.

      4.1 Officers' Certificate evidencing the terms of the 4.375% Senior Notes due October 1, 2007, including the form of global note relating thereto.

     12.1   Computation of Ratio of Earnings to Fixed Charges.


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                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 19, 2002

                                    Ocean Energy, Inc.


                                    By: /s/ ROBERT K. REEVES
                                       -------------------------------
                                        Robert K. Reeves
                                        Executive Vice President,
                                        General Counsel and Secretary


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                                 EXHIBIT INDEX



Exhibit No.      Description of Exhibit
-----------      ----------------------

      1.1 Purchase Agreement dated as of September 17, 2002 by and among the Company and the underwriters named therein.

      4.1 Officers' Certificate evidencing the terms of the 4.375% Senior Notes due October 1, 2007, including the form of global note relating thereto.

     12.1   Computation of Ratio of Earnings to Fixed Charges.